AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	J
PAGE OF PAGES	1 3
2. AMENDMENT/MODIFICATION NO.	P00001
3. EFFECTIVE DATE	17-Sep-2010
4. REQUISITION/PURCHASE REQ. NO.	
5. PROJECT NO. (If applicable)	
6. ISSUED BY CODE W9113M	USASMDC/ARSTRAT SMDC-RDC-EB 64 THOMAS JOHNSON DRIVE FREDERICK MD 21702-4300
7. ADMINISTERED BY (If other than item 6) CODE	See Item 6
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)	CLEVELAND BIOLABS, INC. 73 HIGH ST BUFFALO NY 14203-1149
CODE	3MWX2
FACILITY CODE	
9A. AMENDMENT OF SOLICITATION NO.	
9B. DATED (SEE ITEM 11)	
X 10A. MOD. OF CONTRACT/ORDER NO.	W9113M-10-C-0088
X 10B. DATED (SEE ITEM 13)	15-Sep-2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: russelld102626

Funding Correction to CLIN 0008 Line of Accounting. Use Sub CLIN 000801 Line of Accounting w hen invoicing against CLIN 0008.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	LYNN M. SELFRIDGE / CONTRACTING OFFICER TEL: 301-619-2707 EMAIL: Lynn.Selfridge@DET.AMEDD.ARMY.MIL
15B. CONTRACTOR/OFFEROR	(Signature of person authorized to sign)
15C. DATE SIGNED	
16B. UNITED STATES OF AMERICA	BY Lynn M Selfridge (Signature of Contracting Officer)
16C. DATE SIGNED	17-Sep-2010

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION B - SUPPLIES OR SERVICES AND PRICES

SUBCLIN 000801 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000801					$0.00
	Funding for CLIN 0008 FFP Correction to Line of Accounting FOB: Destination				
				NET AMT	$0.00
	ACRN AD CIN: 000000000000000000000000000000				$1,853,635.00

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000801:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

CLIN 0008:

AB: 9790400260195Y5YCM40603884BP0255Y12YMMRW90GXK92560154YMMD12044008 (CIN 000000000000000000000000000000) **was decreased by $1,853,635.00 from $1,853,635.00 to $0.00**

SUBCLIN 000801:
Funding on SUBCLIN 000801 is initiated as follows:

ACRN: AD

CIN: 000000000000000000000000000000

Acctng Data: 9700400260105Y5YCM9600000000255Y12YM08W90GXK02580074YM0812044008

Increase: $1,853,635.00

Total: $1,853,635.00

(End of Summary of Changes)